Production Financing - Summary of the carrying amounts of each component of Production Financing (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Mar. 31, 2024	Oct. 01, 2023	Mar. 31, 2023	Dec. 25, 2022
Total Production Financing	$ 253,400	$ 860,300		$ 41,400
Entertainment One Film And Television Business [Member]
Production Loans			$ 8,185		$ 53,198
Credit Facilities			141,911		141,583
Total Production Financing			$ 150,096		$ 194,781